PROMISSORY NOTE
                                 ---------------


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Fort Lauderdale, Florida                                        U.S. $12,500.00

         FOR VALUE RECEIVED, the undersigned, as maker hereof (the "Borrower"), does hereby promise to pay, pursuant to the terms contained herein, in lawful money of the United States of America to the order of Scott Gershon (the "Lender") as payee at c/o Intercallnet, Inc., 6340 N.W 5th Way, Fort Lauderdale, Florida 33309, or such other address as the holder of this Promissory Note (the "Note") shall, in writing, designate the principal sum of TWELVE THOUSAND FIVE HUNDRED DOLLARS ($12,500.00), together with interest as set forth below:

         The principal amount of $12,500.00, which shall bear and accrue interest on a monthly basis (calculated on the last day of each month) at the prime rate (established from time-to-time by the Bank of New York) plus 2%, shall be payable together with such accrued interest one year from the execution of the Note ("Maturity Date") or, at the option of the Lender, may be converted as to both principal and interest at or after the scheduled Maturity Date into shares of restricted common stock of the Borrower at a conversion rate of $.25 per share. There shall be no prepayment penalty in connection with an early prepayment.

         A default under this Note shall occur upon the occurrence of any of the following prior to the payment of this Note in full, including all unpaid principal and interest: (i) the failure of Borrower to pay interest and principal upon the Maturity Date or, in the event Lender elects the conversion of the indebtedness into shares of restricted common stock and notifies the Borrower of such election via certified mail and/or a nationally recognized overnight carrier at the address as set forth above, the failure of Borrower to issue such share certificates within ten (10) business days after the Maturity Date; (ii) the bankruptcy or insolvency of Borrower; (iii) the issuance of any attachment or execution against any material asset of the Borrower; (iv) the default by the Borrower on any obligation concerning the borrowing of money. Borrower is obligated hereunder to notify the Lender in writing concurrent with the occurrence of any such events and the failure to so notify shall also constitute a default hereunder.

         In the event of a default under this Note and Borrower's failure to cure such default within ten business days from the date of the default, at the option of the holder hereof: (i) the holder may immediately declare the whole sum of principal and interest hereunder immediately due and payable; or (ii) interest may be charged on the amount delinquent at the maximum rate permitted by law, effective from the date that such amount(s) shall become overdue until such delinquent amount(s), with interest thereon at such rate, shall have been paid in full.

         If this Note is not paid when due, Borrower promises to pay all costs and expenses of collection and reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed thereon and such costs and expenses shall become principal and bear interest at the appropriate rate provided herein. Borrower hereby waives notice of acceptance, presentment, demand for performance, payment, protest, notice of dishonor or nonpayment of the Note, suit or the taking of any other action by the holder against the Borrower and the right to assert any statute of limitations.

         The waiver by the Lender of the Borrower's prompt and complete performance of, or default under, any provision of this Note shall not operate nor be construed as a waiver of any subsequent breach or default, and the failure by the Lender to exercise any right or remedy that it may possess under this Note shall not operate nor be construed as a bar to the exercise of that right or remedy upon the occurrence of any subsequent breach or default. Borrower agrees to pay when due all documentary stamp tax required in connection with the issuance of this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflict or choice of law principles. The parties hereto agree that all actions and/or proceedings relating directly or indirectly hereto shall be litigated solely in the state courts and/or federal courts located in Broward County, Florida. The parties hereto expressly consent to the jurisdiction of any such courts and to venue therein and waive their right to a jury trial in any action or proceeding arising directly or indirectly from this Note. The prevailing party in any action and/or proceeding shall be entitled to recover its reasonable attorneys' fees and costs from the other party.

         This Note cannot be modified, amended or terminated except in a written instrument agreed to and executed by the Lender and the Borrower. This Note may not be assigned without the prior written consent of all the parties hereto.

DATED: November 29, 2001


LENDER:                                          BORROWER:

                                                 INTERCALLNET, INC.

                                                 By: /s/  George Pacinelli
---------------------------                      ----------------------------
PRINT NAME                                          George Pacinelli, President

                      FORM OF COMMON STOCK PURCHASE WARRANT

                               INTERCALLNET, INC.

                WARRANT TO PURCHASE 25,000 SHARES OF COMMON STOCK

         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) THEY ARE REGISTERED UNDER THE ACT OR (2) THE HOLDER HAS DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION SHALL BE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THERE IS AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT REGISTRATION IS OTHERWISE NOT REQUIRED.

FOR VALUE RECEIVED, Scott Gershon residing at c/o Intercallnet, Inc., 6340 NW 5th Way, Fort Lauderdale, FL 33309, or his transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from Intercallnet, Inc., a Florida corporation (the "Issuer"), 25,000 fully paid, validly issued and non-assessable shares of common stock, par value $.0001 per share (the "Common Stock"), of the Issuer (the "Shares") at a price equal to $.50 per share subject to adjustment as provided for herein. The right to purchase the Shares under this Warrant is exercisable, in whole or in part, at any time after the date of this Warrant for a period of two years and prior to 5:00 p.m., New York City time, on November 28, 2003, subject to the Issuer's right to demand the exercise of the Warrant by the Holder if the bid price of the Common Stock is at $1.00 or more for any ten (10) day trading period. In the event the Issuer demands such exercise in accordance with the foregoing, if the Warrant is not exercised by the Holder within ten (10) business days following the Holder's actual receipt of written notice from the Issuer at the address set forth above (or such other address as may be as may be actually received by the Issuer in writing from the Holder), then the Warrant shall expire immediately and be deemed forfeited by the Holder. The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."

         (a) Exercise of Warrant. This Warrant may be exercised by presentation and surrender to the Issuer at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Warrant Shares. Payment shall be made by wire transfer or by certified or official bank check. As soon as practicable after the exercise of this Warrant, and in any event within three New York Stock Exchange, Inc. trading days, the Issuer shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or its designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such shares under the Securities Act of 1933, as amended (the "Act"). If this Warrant is exercised only in part, the Issuer also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder. Upon receipt by the Issuer of this Warrant at its office, or by the principal stock transfer agent of the Issuer at its office, in proper form for exercise, the Holder shall as of that date be deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

         (b) Reservation of Shares. The Issuer shall at all times reserve and keep available free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         (c) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         (d) Transfer of Warrant. This Warrant may be transferred in whole or in part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

         (e) Loss or Destruction of Warrant. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (f) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

         (g) Anti-Dilution Rights.

                  (i) If at any time after the date hereof the Issuer declares or authorizes any dividend (other than a cash dividend), stock split, reverse stock split, combination, exchange of Shares, or there occurs any recapitalization, merger, consolidation, sale or acquisition of property or stock, reorganization or liquidation, if the outstanding Shares are changed into the same or a different number of Shares of the same or another class or classes of stock of the Issuer, then the Issuer shall cause effective provision to be made so that the Holder shall, upon exercise of this Warrant following such event, be entitled to receive the number of shares of stock or other securities or the cash or property of the Issuer (or of the successor corporation or other entity resulting from any consolidation or merger) to which the Warrant Shares (and any other securities) deliverable upon the exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to the earlier of (i) such event and (ii) the record date, if any, set for determining the stockholders entitled to participate in such event, and the Exercise Price shall be adjusted appropriately so that the aggregate amount payable by the Holder hereof upon the full exercise of this Warrant remains the same. The Issuer shall not effect any recapitalization, consolidation or merger unless, upon the consummation thereof, the successor corporation or entity shall assume by written instrument the obligation to deliver to the Holder hereof the shares of stock, securities, cash or property that the holder shall be entitled to acquire in accordance with the foregoing provisions, which instrument shall contain provisions calculated to ensure for the Holder, to the greatest extent practicable, the benefits provided for in this Warrant.

                  (ii) If pursuant to the provisions of this Section (g) the Holder would be entitled to receive shares of stock or other securities upon the exercise of this Warrant in addition to the Shares issuable upon exercise of this Warrant, then the Issuer shall at all times reserve and keep available sufficient shares of other securities to permit the Issuer to issue such additional shares or other securities upon the exercise of this Warrant.

                  (iii) The Issuer shall at any time if so requested by the Holder furnish a written summary of all adjustments made pursuant to this paragraph (g) promptly following any such request.

         (h) Survival. Any obligation of the Issuer under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

         (i) Amendments and Waivers. The respective rights and obligations of the Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

         IN WITNESS WHEREOF, the Issuer has caused this Warrant to be duly executed and delivered as of November 29, 2001.

                                         INTERCALLNET, INC.

                                         By:  /s/ George Pacinelli
                                             ------------------------------
                                             George Pacinelli, President

PURCHASE FORM
-------------


         The undersigned hereby irrevocably elects to exercise the within Warrant as to ___________ shares of Common Stock and hereby makes payment of $________________ in payment of the actual exercise price thereof.


                  INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK
                  ---------------------------------------------

Name:
        --------------------------------------------
        (Please typewrite or print in block letters)

Address:
         -------------------------------------------

         -------------------------------------------

                                            Signature:
                                                      -------------------------


                                 ASSIGNMENT FORM
                                 ---------------

         FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto

Name:
         ------------------------------------------
Address:
         ------------------------------------------

         ------------------------------------------

the right to purchase Common Shares represented by this Warrant to the extent of _______ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________ Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.

Dated:   ________, 200_

Signature:
           -------------------------------------